EXHIBIT 99.9

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF COSTA MESA, STATE OF CALIFORNIA, AS OF FEBRUARY 4, 1998.


                                          ACME TELEVISION LICENSES OF MISSOURI,
                                          INC.



                                          By:       /s/ THOMAS ALLEN
                                              -------------------------------
                                                        Thomas Allen
                                              Executive Vice President, Chief
                                              Financial Officer and Director


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND AS OF THE DATES INDICATED.


                SIGNATURE                                       TITLE                              DATE
------------------------------------------  ----------------------------------------------   -----------------

                    *                       Chairman                                          February 4, 1998
------------------------------------------
              Jamie Kellner

                    *                       President, Chief Operating Officer, Secretary     February 4, 1998
------------------------------------------  and Director
              Douglas Gealy

             /s/ THOMAS ALLEN               Executive Vice President, Chief Financial         February 4, 1998
------------------------------------------  Officer and Director
               Thomas Allen

               /s/ EDWARD J. KOPLAR         Chief Executive Officer and Director              February 4, 1998
------------------------------------------
             Edward J. Koplar

*By:         /s/ THOMAS ALLEN
    -----------------------------------
                 Thomas Allen
               Attorney-in-Fact